                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                                                             Distribution Date:                    3/15/2004
------------------------------------------------------------------------------------------------------------------------------------
(i)      Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)     Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       1,009,343.16
            Class B Note Interest Requirement                         104,691.93
            Class C Note Interest Requirement                         188,468.91
                      Total                                         1,302,504.00

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                            0.85829
            Class B Note Interest Requirement                            1.06829
            Class C Note Interest Requirement                            1.49579

(iii)    Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         1,176,000,000
            Class B Note Principal Balance                            98,000,000
            Class C Note Principal Balance                           126,000,000

(iv)     Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)      Required Owner Trust Spread Account Amount                14,000,000.00


                                                                 By:
                                                                     ----------------------------
                                                                     Name:  Patricia M. Garvey
                                                                     Title: Vice President
------------------------------------------------------------------------------------------------------------------------------------